UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 3, 2022
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The Andersons, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

The Andersons, Inc. issued a press release announcing its first quarter 2022 earnings. This press release is attached as exhibit 99.1 to this filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1	First Quarter 2022 Earnings Release

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

May 3, 2022	By:	/s/ Brian A. Valentine

Brian A. Valentine
Executive Vice President and Chief Financial Officer